united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Annual Report
September 30, 2018

Investor Information: 1-855-525-2151

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Covered Bridge Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

For the twelve months ended September 30, 2018, the domestic equity market produced very strong returns with the S&P 500 index up 17.91%. In the same period, The Covered Bridge Fund (TCBIX) was up 8.99%. We are pleased with this performance during this period of sharply rising equity prices.

On October 1st, the day after the fiscal year end, the Fund officially turned five years old. During this time-period, we have achieved a 5 Star rating in Morningstar option writing category and are in the top decile of all Morningstar option-based funds for the past three and five years ending September 30th, 2018 (88 funds in the 3 year, 55 funds in the 5 year). We are proud of these accomplishments and happy with the Fund’s performance relative to its peers.

Our stated objective is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. We achieve this objective by writing calls on some of the individual names we own, in essence, selling away the upside on these positions to produce this extra income. Along with producing income, writing calls helps dampen the volatility of an equity portfolio. While this is advantageous in flat-to-down equity markets, it will cause the Fund to lag-long only equity products in a rising equity market.

Performance for the fiscal year ending September 30th, 2018 was very similar to the performance last fiscal year which was in line with our stated objectives and our expectations on how the Fund should perform in this type of equity environment. The market this fiscal year ending September 30th, 2018 was almost a carbon copy of last fiscal year where many of the large cap multinationals underperformed the S&P 500. This is a tough environment for the underlying holdings in the Fund. Even though this was the second year in a row of this type of market, history shows that this rarely goes on for an extended period.

The US economy is now well into its ninth year of an economic expansion and corresponding bull market for equity prices. It is typical in the late stages of a bull market for the market to narrow and for growth stocks to outperform value stocks. The last time we saw this type of large divergence between growth and value was in the last stage of the bull market that ended in 2000, and in the subsequent years, value stocks more than made up for their relative underperformance.

Given the strong performance of the Information Technology sector, it is no surprise Apple Inc. (4.18%) and Microsoft Corporation (1.31%) were the best performing stocks in the Covered Bridge Fund. Both positions had attractive option premiums throughout the year as well, adding to overall performance for the Fund. Traditional retail stores launched an impressive recovery over the last year. Target Corporation (0%) was one of our most profitable holdings in the portfolio and performed well during this period. There was considerable disruption in the Consumer Discretionary sector recently with companies like Amazon capturing market share and driving down profit margins across the board. Target was out of favor with investors in the first half of 2017 and we were able to participate in the rebound in share price.

General Electric Company (1.15%) was the largest drag on performance for the year. This company is in restructuring mode and recently replaced their CEO. We believe the new CEO can manage this company through the restructuring process with the intent of improving profitability and achieving long run viability. While the overall stock market had an impressive return, the asset management industry underperformed significantly. Invesco Ltd. (3.21%) was one of the poorest performing investments in the Fund. We believe this industry is significantly undervalued by investors and is positioned to outperform the market going forward. Invesco has an attractive dividend yield and we believe it is sustainable. The Telecommunications sector underperformed the market due to investors favoring aggressive revenue growth rather than traditional defensive and stable companies. AT&T Inc.(3.00%) was one of our largest underperforming investments. We expect the sector to perform well as we transition through the economic cycle. Given AT&T Inc.’s dividend and stable revenue history, we believe the company will be a wise investment as markets grow more volatile.

As we move into 2019, we expect a much different environment than investors have experienced in the recent past, one that is much more volatile with limited upside. We are watching diligently for signs of an economic slowdown, and while it is difficult to call the top in equity prices, we expect that sometime in the next twelve to eighteen months this will occur.

Our strategy allows us to become very defensive when we are convinced that an economic slowdown and a corresponding bear market are about to occur. We are closely watching our economic indicators, the yield curve and corporate earnings for signs of trouble and will try to take appropriate actions to position the Fund very defensively when the time is right. Just like we stated one year ago, we will do our best to protect the gains we have seen over the past few years!

Thank you for being a Covered Bridge Fund shareholder.

Sincerely,

John Schonberg, CFA &

Michael Dashner, CFA

Important Definitions: The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Volatility: A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security. Covered Call: An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium. Out of the money: A call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset. An out of the money option has no intrinsic value, but only possesses extrinsic or time value. As a result, the value of an out of the money option erodes quickly with time as it gets closer to expiry. If it still out of the money at expiry, the option will expire worthless. Dividend yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock. Strike price: The price at which a specific derivative contract can be exercised. Strike prices is mostly used to describe stock and index options, in which strike prices are fixed in the contract. For call options, the strike price is where the security can be bought (up to the expiration date), while for put options the strike price is the price at which shares can be sold. Mutual funds involve risk including the possible loss of principal. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Covered Bridge Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.THECOVEREDBRIDGEFUND.com or by calling +1-855-525-2151. The prospectus should be read carefully before investing. The Covered Bridge Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Stonebridge Capital Advisors, LLC is not affiliated with Northern Lights Distributors, LLC. Morngingstar disclosure:©2018 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Morningstar Rating is for both the TBAX

*	TBIX share classes The ratings stated are as of September 30, 2018.NLD Code: 5307 - NLD-11/6/2018

The Covered Bridge Fund
Portfolio Review (Unaudited)
September 30, 2018

Composition of the change in value of a $10,000 investment for Class A

Composition of the change in value of a $1,000,000 investment for Class I

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, compared to its benchmark:

		Annualized
	One Year	Three Years	Since Inception *
The Covered Bridge Fund:
Class A without Load	8.73%	10.99%	7.41%
Class A with load	3.02%	9.01%	6.26%
Class I	8.99%	11.23%	7.68%
S&P 500 Total Return Index **	17.91%	17.31%	13.77%

*	The Fund’s inception date was October 1, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Returns for periods greater than one year are annualized. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2019, to ensure that the net annual Fund operating expenses (excluding acquired fund fees and expenses and certain other non-operating expenses) will not exceed 1.65% and 1.40%, respectively for Class A and Class I, subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated February 1, 2018, including underlying funds, are 1.85% for Class A and 1.60% for Class I. Class A shares are subject to a maximum sales charge imposed on purchases of 5.25%. Class A and Class I shares are subject to a redemption fee of 1.00% of the amount redeemed if held less than 90 days. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-525-2151.

The Covered Bridge Fund
Portfolio Review (Unaudited) (Continued)
September 30, 2018

Portfolio Composition as of September 30, 2018

Breakdown by Sector		Breakdown by Country
	Percent of Net		Percent of Net
	Assets		Assets
Common Stock	94.9%	Common Stock	94.9%
Consumer, Non-cyclical	19.4%	United States	88.7%
Financial	18.1%	Britain	2.9%
Technology	14.5%	Hong Kong	2.1%
Communications	10.8%	Australia	0.6%
Consumer, Cyclical	9.5%	Belgium	0.6%
Energy	8.6%	Options Purchased	0.2%
Industrial	5.5%	Short-term Investments	5.1%
Utilities	4.8%	Call Options Written	(0.6)%
Basic Materials	3.7%	Other Assets Less Liabilites	0.4%
Options Purchased	0.2%	Net Assets	100.0%
Short-term Investments	5.1%
Call Options Written	(0.6)%
Other Assets Less Liabilites	0.4%
Net Assets	100.0%

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value

	COMMON STOCK - 94.9%
	AGRICULTURE - 2.8%
16,000	Altria Group, Inc. ^	$964,960
18,000	Bunge Ltd. ^	1,236,780
		2,201,740
	AIRLINES - 1.4%
15,500	Alaska Air Group, Inc. ^	1,067,330

	AUTO MANUFACTURERS - 1.7%
140,000	Ford Motors Co.	1,295,000

	BANKS - 11.3%
42,000	Bank of America Corp. ^	1,237,320
35,500	BB&T Corp. ^	1,723,170
15,000	Citigroup, Inc. ^	1,076,100
15,000	JPMorgan Chase & Co. ^ (a)	1,692,600
30,000	US Bancorp ^	1,584,300
30,000	Wells Fargo & Co. ^	1,576,800
		8,890,290
	BEVERAGES - 2.3%
5,000	Anheuser-Busch InBev SA/NV-ADR ^	437,850
30,000	Coca-Cola Co. ^ (a)	1,385,700
		1,823,550
	BIOTECHNOLOGY - 2.5%
2,000	Amgen, Inc. ^	414,580
20,000	Gilead Sciences, Inc. ^	1,544,200
		1,958,780
	CHEMICALS - 1.9%
23,000	DowDuPont, Inc. ^	1,479,130

	COMPUTERS - 7.1%
14,500	Apple, Inc. ^ (a)	3,273,230
15,000	International Business Machines Corp. ^ (a)	2,268,150
		5,541,380
	COSMETICS/PERSONAL CARE - 1.6%
15,000	Procter & Gamble Co. ^ (a)	1,248,450

	ELECTRIC - 4.8%
27,500	Dominion Energy, Inc. ^	1,932,700
20,000	Duke Energy Corp. ^	1,600,400
5,000	Exelon Corp. ^	218,300
		3,751,400
	FOOD - 3.2%
30,000	General Mills, Inc. ^	1,287,600
5,000	Kellogg Co.^	350,100
30,000	Kroger Co.^	873,300
		2,511,000
	INSURANCE - 2.2%
17,000	Prudential Financial, Inc. ^	1,722,440

	INVESTMENT MANAGEMENT - 3.2%
110,000	Invesco Ltd. ^ (a)	2,516,800

	IRON/STEEL - 1.2%
15,000	Nucor Corp.^	951,750

	LODGING - 1.0%
6,000	Wynn Resorts Ltd. ^	762,360

	MEDIA - 2.8%
65,000	Viacom, Inc. ^	2,194,400

	MINING - 0.6%
10,000	BHP Billiton Ltd. - ADR ^	498,400

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares					Fair Value

	COMMON STOCK (Continued) - 94.9%
	MISCELLANEOUS MANUFACTURING - 3.3%
8,000	3M Co. ^				$1,685,680
80,000	General Electric Co. (a)				903,200
					2,588,880
	OIL & GAS - 8.6%
30,000	BP PLC - ADR ^				1,383,000
15,000	Chevron Corp. ^				1,834,200
20,000	Exxon Mobil Corp. ^ (a)				1,700,400
30,000	Schlumbrger Ltd. ^				1,827,600
					6,745,200
	PHARMACEUTICALS - 4.9%
9,000	AbbVie, Inc. ^				851,220
12,500	Bristol-Myers Squibb Co.				776,000
12,000	Johnson & Johnson ^				1,658,040
5,000	Merck & Co., Inc. ^				354,700
5,100	Pfizer, Inc. ^				224,757
					3,864,717
	REAL ESTATE INVESTMENT TRUSTS - 1.3%
40,000	HCP, Inc. ^				1,052,800

	RETAIL - 6.5%
20,000	CVS Health Corp. ^				1,574,400
2,000	Home Depot, Inc. ^				414,300
25,000	L Brands, Inc. ^				757,500
3,000	Nordstrom, Inc.				179,430
5,000	Starbucks Corp. ^				284,200
20,000	Walmart, Inc. ^				1,878,200
					5,088,030
	SEMICONDUCTORS - 6.1%
9,000	Broadcom, Inc. ^				2,220,570
50,000	Intel Corp. ^ (a)				2,364,500
3,000	QUALCOMM, Inc. ^				216,090
					4,801,160

	SOFTWARE - 1.3%
9,000	Microsoft Corp. ^				1,029,330

	TELECOMMUNICATIONS - 8.0%
70,000	AT&T, Inc. ^ (a)				2,350,600
34,000	China Mobile Ltd. - ADR (a)				1,663,620
13,000	Cisco Systems, Inc. ^				632,450
14,000	Verizon Communications, Inc. ^ (a)				747,460
40,000	Vodafone Group PLC - ADR ^				868,000
					6,262,130
	TOYS/GAMES/HOBBIES - 1.1%
8,000	Hasbro, Inc. ^				840,960

	TRANSPORTATION - 2.2%
15,000	United Parcel Service, Inc. ^				1,751,250

	TOTAL COMMON STOCK				74,438,657
	(Cost - $77,608,841)

Contracts**		Expiration	Exercise Price	Notional Amount

	PUT OPTIONS PURCHASED * - 0.2%
300	SPDR S&P 500 ETF Trust	October 2018	$280.00	$8,400,000	17,100
1,000	SPDR S&P 500 ETF Trust	November 2018	280.00	28,000,000	169,000
	TOTAL PUT OPTIONS PURCHASED				186,100
	(Cost - $261,766)

	CALL OPTIONS PURCHASED * - 0.0%
1,200	General Electric Co.	December 2018	13.00	1,560,000	19,200
	TOTAL CALL OPTIONS PURCHASED				19,200
	(Cost - $59,958)

	TOTAL OPTIONS PURCHASED				205,300
	(Cost - $321,724)

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares					Fair Value

	SHORT-TERM INVESTMENT - 5.1%
	MONEY MARKET FUND - 5.1%
3,974,367	JPMorgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 1.96% +				$3,974,367
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $3,974,367)

	TOTAL INVESTMENTS - 100.2% (Cost - $81,904,932)				$78,618,324
	OPTIONS WRITTEN (Premiums Received - $528,802) - (0.6)%				(446,314)
	OTHER ASSETS LESS LIABILITES - 0.4%				293,522
	NET ASSETS - 100.0%				$78,465,532

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value

	CALL OPTIONS WRITTEN * - (0.6)%
20	3M Co. MMM	October 2018	$212.50	$425,000	$4,680
20	3M Co. MMM	October 2018	215.00	430,000.00	2,580
45	AbbVie, Inc.	October 2018	95.00	427,500.00	6,120
50	Alaska Air Group, Inc.	October 2018	70.00	350,000	5,850
80	Altria Group, Inc.	October 2018	62.50	500,000	2,240
20	Amgen, Inc.	October 2018	210.00	420,000	4,480
25	Anheuser-Busch InBev SA/NV BUD	October 2018	90.00	225,000	1,775
60	Apple, Inc.	October 2018	220.00	1,320,000	46,800
100	AT&T, Inc.	October 2018	33.00	330,000	7,100
150	Bank of America Corp.	October 2018	31.00	465,000	2,250
90	BB&T Corp.	October 2018	50.00	450,000	3,240
50	BHP Billiton Ltd. - ADR	October 2018	49.00	245,000	8,850
100	BP PLC - ADR	October 2018	45.00	450,000	16,400
30	Broadcom Ltd.	October 2018	250.00	750,000	12,120
90	Bunge Ltd.	October 2018	67.50	607,500	19,980
50	Chevron Corp.	October 2018	120.00	600,000	18,300
25	Chevron Corp.	October 2018	122.00	305,000	6,275
65	Cisco Systems, Inc.	October 2018	48.00	312,000	6,240
75	Citigroup, Inc.	October 2018	75.00	562,500	3,600
150	Coca-Cola Co.	October 2018	46.00	690,000	8,850
75	CVS Health Corp.	October 2018	80.00	600,000	8,100
75	Dominion Energy, Inc.	October 2018	70.00	525,000	8,625
35	DowDuPont, Inc.	October 2018	67.50	236,250	840
75	DowDuPont, Inc.	October 2018	70.00	525,000	525
100	Duke Energy Corp.	October 2018	80.00	800,000	11,500
50	Exelon Corp.	October 2018	43.00	215,000	5,100
75	Exxon Mobile Corp.	October 2018	85.00	637,500	9,150
150	General Mills, Inc.	October 2018	45.00	675,000	1,800
100	Gilead Sciences, Inc.	October 2018	77.50	775,000	12,500
30	Hasbro, Inc.	October 2018	105.00	315,000	6,900
15	Hasbro, Inc.	October 2018	106.00	159,000	2,700
50	HCP, Inc.	October 2018	25.00	125,000	7,000
20	Home Depot, Inc.	October 2018	210.00	420,000	3,320
120	Intel Corp.	October 2018	47.00	564,000	13,920
50	International Business Machines Corp.	October 2018	152.50	762,500	14,550
100	Invesco Ltd.	November 2018	24.00	240,000	4,700
60	Johnson & Johnson	October 2018	140.00	840,000	8,340
75	JPMorgan Chase & Co.	October 2018	117.00	877,500	3,975
25	Kellogg Co.	October 2018	72.50	181,250	1,000
100	Kroger Co.	October 2018	28.00	280,000	14,400
50	Kroger Co.	October 2018	30.00	150,000	1,400
125	L Brands, Inc.	October 2018	30.00	375,000	14,375
25	Merck & Co., Inc.	October 2018	71.00	177,500	2,775
45	Microsoft Corp.	October 2018	114.00	513,000	10,125
75	Nucor Corp.	October 2018	64.00	480,000	8,925
51	Pfizer, Inc.	October 2018	44.00	224,400	3,264
50	The Procter & Gamble Co.	October 2018	85.00	425,000	2,550
80	Prudential Financial, Inc.	October 2018	105.00	840,000	4,480
30	QUALCOMM, Inc.	October 2018	74.00	222,000	2,610
100	Schlumberger Ltd.	October 2018	62.50	625,000	7,900
25	Starbucks Corp.	October 2018	57.50	143,750	1,550
75	United Parcel Service, Inc.	October 2018	118.00	885,000	8,625
100	US Bancorp	October 2018	55.00	550,000	1,900
70	Verizon Communications, Inc.	October 2018	55.00	385,000	840

See accompanying notes to financial statements.

The Covered Bridge Fund
PORTFOLIO OF INVESTMENTS (Continued)

Contracts **		Expiration	Exercise Price	Notional Amount	Fair Value

	CALL OPTIONS WRITTEN * (Continued) - (0.6)%
200	Viacom, Inc.	October 2018	33.00	660,000	$22,000
75	Viacom, Inc.	October 2018	34.00	255,000	4,200
100	Vodafone Group PLC	October 2018	22.50	225,000	1,200
100	Walmart, Inc.	October 2018	95.50	955,000	11,400
100	Wells Fargo & Co.	October 2018	55.00	550,000	3,100
30	Wynn Resort Ltd.	October 2018	133.00	399,000	6,420
	TOTAL CALL OPTIONS WRITTEN				$446,314
	(Premiums Received - $528,802)

ADR - American Depositary Receipt

PLC - Public Limited Company

+	Variable rate security - interest rate is as of September 30, 2018.

^	Security is subject to written call options.

*	Non-income producing security.

**	Each call option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	All or portion of the security is pledged as collateral.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in Securities at Value (cost $81,904,932)	$78,618,324
Receivable for Investments Sold	4,545
Deposits with Broker	432,191
Receivable for Fund Shares Sold	239,781
Dividend and Interest Receivable	119,599
Prepaid Expenses and Other Assets	26,029
Total Assets	79,440,469

Liabilities:
Payable for Investments Purchased	416,331
Options Written (premiums received $528,802)	446,314
Investment Advisory Fees Payable	53,984
Payable for Fund Shares Redeemed	14,669
Payable to Related Parties	14,353
Distribution (12b-1) Fees Payable	3,385
Accrued Expenses and Other Liabilities	25,901
Total Liabilities	974,937

Net Assets	$78,465,532

Class A Shares:
Net Assets (Unlimited shares of no par value beneficial interest authorized; 1,548,483 shares of beneficial interest outstanding)	$16,407,672
Net Asset Value and Redemption Price Per Share (a) ($16,407,672/1,548,483 shares of beneficial interest outstanding)	$10.60
Offering Price Per Share ($10.60/0.9475)	$11.19

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 5,875,961 shares of beneficial interest outstanding)	$62,057,860
Net Asset Value, Offering and Redemption Price Per Share (a) ($62,057,860/5,875,961 shares of beneficial interest outstanding)	$10.56

Composition of Net Assets:
Paid-in-Capital	$76,174,402
Undistributed net investment Income	5,481
Accumulated net realized gain from investments, options purchased, and options written	5,489,769
Net unrealized appreciation (depreciation) of:
Investments and options purchased	(3,286,608)
Written options	82,488
Net Assets	$78,465,532

(a)	The Fund charges a fee of 1% on redemptions of shares held for less then 90 days.

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

Investment Income:
Dividend Income (Less $10,721 Foreign Taxes)	$1,948,003
Interest Income	62,441
Total Investment Income	2,010,444

Expenses:
Investment Advisory Fees	694,709
Administration Fees	75,854
Interest Expense	60,313
Transfer Agent Fees	49,509
Fund Accounting Fees	42,859
Distribution (12b-1) Fees - Class A	38,052
Shareholder Service Fees	36,000
Chief Compliance Officer Fees	19,998
Trustees’ Fees	17,433
Audit Fees	15,199
Printing Expense	14,919
Legal Fees	14,001
Registration & Filing Fees	14,001
Custody Fees	12,681
Insurance Expense	1,500
Miscellaneous Expenses	6,429
Total Expenses	1,113,457
Less: Fee Waived by Adviser	(45,606)
Net Expenses	1,067,851
Net Investment Income	942,593

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments and Options Purchased	3,274,120
Options Written	2,651,866
Total Net Realized Gain on Investments	5,925,986

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Options Purchased	(1,186,585)
Options Written	187,953
Total Net Change in Unrealized Depreciation	(998,632)

Net Realized and Unrealized Gain on Investments	4,927,354

Net Increase in Net Assets Resulting From Operations	$5,869,947

See accompanying notes to financial statements.

The Covered Bridge Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017

Operations:
Net Investment Income	$942,593	$542,671
Net Realized Gain from Investments, Options Purchased, and Options Written	5,925,986	3,540,292
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options Purchased and Options Written	(998,632)	812,944
Net Increase in Net Assets Resulting From Operations	5,869,947	4,895,907

Distributions to Shareholders From:
From Net Investment Income:
Class A ($0.10 and $0.08, respectively)	(156,362)	(90,683)
Class I ($0.15 and $0.12, respectively)	(783,916)	(461,496)
From Net Realized Gains:
Class A ($0.63 and $0.62, respectively)	(826,421)	(459,072)
Class I ($0.63 and $0.62, respectively)	(2,888,312)	(1,798,051)
Net Decrease in Net Assets From Distributions to Shareholders	(4,655,011)	(2,809,302)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (357,193 and 645,166 shares, respectively)	3,660,727	6,541,653
Distributions Reinvested (94,647 and 54,008 shares, respectively)	955,868	540,305
Redemption Fee Proceeds	508	12
Cost of Shares Redeemed (186,984 and 67,031 shares, respectively)	(1,903,758)	(682,282)
Total Class A	2,713,345	6,399,688

Class I
Proceeds from Shares Issued (1,445,094 and 1,891,727 shares, respectively)	14,904,188	19,113,236
Distributions Reinvested (342,497 and 218,098 shares, respectively)	3,450,051	2,178,771
Redemption Fee Proceeds	1,815	252
Cost of Shares Redeemed (710,865 and 198,655 shares, respectively)	(7,344,184)	(2,012,680)
Total Class I	11,011,870	19,279,579

Total Capital Share Transactions	13,725,215	25,679,267

Total Increase in Net Assets	14,940,151	27,765,872

Net Assets:
Beginning of Year	63,525,381	35,759,509
End of Year +	$78,465,532	$63,525,381
+ Includes undistributed net investment income	$5,481	$12,566

See accompanying notes to financial statements.

The Covered Bridge Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.46	$10.11	$9.36	$11.19	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.12	0.09	0.08	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.75	0.96	1.15	(0.84)	1.17
Total from operations	0.87	1.05	1.23	(0.73)	1.25

Less Distributions:
From net investment income	(0.10)	(0.08)	(0.07)	(0.10)	(0.06)
From net realized gain	(0.63)	(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.73)	(0.70)	(0.48)	(1.10)	(0.06)

Paid in capital from redemption fees (2)	0.00 (4)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year	$10.60	$10.46	$10.11	$9.36	$11.19

Total Return (3)	8.73%	10.72%	13.58%	(7.13)%	12.55%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$16,408	$13,421	$6,584	$3,647	$3,745
Ratio of expenses to average net assets:
before reimbursement (5)	1.80%	2.10%	2.25%	2.33%	2.69%
net of reimbursement	1.73%	1.93%	1.90%	1.90%	1.90%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.72%	2.07%	2.25%	2.33%	2.69%
net of reimbursement	1.65%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets	1.15%	0.91%	0.81%	1.03%	0.76%
Portfolio turnover rate	186%	222%	193%	208%	266%

(1)	Class A commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads and redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest throughout each year presented.

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014 (1)

Net Asset Value, Beginning of Year	$10.44	$10.10	$9.38	$11.20	$10.00
Increase (Decrease) From Operations:
Net investment income (2)	0.15	0.12	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.75	0.96	1.14	(0.82)	1.18
Total from operations	0.90	1.08	1.24	(0.69)	1.29

Less Distributions:
From net investment income	(0.15)	(0.12)	(0.11)	(0.13)	(0.09)
From net realized gain	(0.63)	(0.62)	(0.41)	(1.00)	—
Total Distributions	(0.78)	(0.74)	(0.52)	(1.13)	(0.09)

Paid in capital from redemption fees (2)	0.00 (4)	0.00 (4)	—	0.00 (4)	0.00 (4)

Net Asset Value, End of Year	$10.56	$10.44	$10.10	$9.38	$11.20

Total Return (3)	8.99%	11.02%	13.73%	(6.80)%	12.88%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$62,058	$50,104	$29,175	$24,232	$22,094
Ratio of expenses to average net assets:
before reimbursement (5)	1.55%	1.85%	2.00%	2.08%	2.44%
net of reimbursement	1.48%	1.68%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets, excluding interest expense:
before reimbursement (5)	1.47%	1.82%	2.00%	2.08%	2.44%
net of reimbursement	1.40%	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income to average net assets	1.40%	1.16%	1.09%	1.28%	1.04%
Portfolio turnover rate	186%	222%	193%	208%	266%

(1)	Class I commenced operations October 1, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of redemptions fees. Had the adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Amount is less than $.01 per share.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

See accompanying notes to financial statements.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Covered Bridge Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek current income and realized gains from writing options with capital appreciation as a secondary objective. The Fund commenced operations on October 1, 2013.

The Fund currently offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.25%. Class I shares are offered at net asset value. The Fund charges a fee of 1% on redemptions of shares held for less than 90 days. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update (“ASU”) No. 2013-08.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, a security shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term investments that mature in 60 days or less, at the time of purchase, may be valued at amortized cost.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider the following factors, among others, to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$74,438,657	$—	$—	$74,438,657
Put Options Purchased	205,300	—	—	205,300
Short-Term Investment	3,974,367	—	—	3,974,367
Total	$78,618,324	$—	$—	$78,618,324
Liabilities
Call Options Written	$446,314	$—	$—	$446,314
Total	$446,314	$—	$—	$446,314

The Fund did not hold any Level 3 securities during the year ended September 30, 2018.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the year ended September 30, 2018.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of September 30, 2018 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2018.

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement	Net Amounts of Liabilities Presented in the Statement of Assets &	Financial Instruments (1)	Cash Collateral Pledged	Net Amount
Call Options Written	$446,314	$—	$446,314	$14,123	$432,191	$—
Total	$446,314	$—	$446,314	$14,123	$432,191	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Risk	Location on the Statement of Assets and Liabilities	Amount
Options Purchased	Equity	Investments in Securities at Value	$205,300
Options Written	Equity	Options Written	(446,314)

The Covered Bridge Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2018

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Risk	Location of Gain/Loss on Derivative	Amount
Options Purchased	Equity	Net Realized Gain on Investments and Options Purchased	$590,623
Options Written	Equity	Net Realized Gain on Options Written	2,651,866
Options Purchased	Equity	Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	(48,400)
Options Written	Equity	Net Change in Unrealized Appreciation (Depreciation) on Options Written	187,953

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 – September 30, 2017, or expected to be taken in the Fund’s September 30, 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income if any, are declared and paid quarterly, and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Stonebridge Capital Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for this service and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

paid monthly, at an annual rate of 1.00% of the average daily net assets. For the year ended September 30, 2018, the Adviser earned management fees of $694,709.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) at least until January 31, 2019, so that the total annual operating expenses of the Fund do not exceed 1.65% and 1.40% of the average daily net assets for its Class A and Class I shares, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at time of waiver, within thirty-six months of when the amounts were waived. During the year ended September 30, 2018, the Adviser waived fees of $45,606 pursuant to its contractual agreement.

As of September 30, 2018, the following amounts are subject to recapture by the Adviser by September 30 of the following years:

2019	2020	2021	Total
$108,863	$83,651	$45,606	$238,120

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for the Fund’s Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides a monthly service and/or distribution fee that is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. For the year ended September 30, 2018, pursuant to the Plan, the Fund paid $38,052. No such fees are payable with respect to Class I shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended September 30, 2018, the Distributor received $129,715 in underwriting commissions for sales of Class A shares, of which $20,205 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2018, amounted to $135,433,601 and $119,802,570, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund from which the redemption is made. The Fund received redemption fees of $2,323 for the year ended September 30, 2018.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at September 30, 2018, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$81,382,074	$1,855,557	$(5,065,621)	$(3,210,064)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$4,655,011	$2,809,302

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$5,508,941	$—	$—	$—	$(7,747)	$(3,210,064)	$2,291,130

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for real estate investment trusts resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(9,400)	$9,400

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2018, Charles Schwab & Co, Inc. and Stifel Nicolaus & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 26% and 71%, respectively, of the voting securities of the Fund’s Class A shares and Charles Schwab & Co, Inc. and Pershing LLC, accounts holding shares for the benefit of others in nominee name, held approximately 50% and 36%, respectively, of the voting securities of the Fund’s Class I shares. The Fund has no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of either class.

The Covered Bridge Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of The Covered Bridge Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Covered Bridge Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the portfolio of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2013.

Philadelphia, Pennsylvania

November 26, 2018

The Covered Bridge Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual Expenses” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period
	(4/1/18)	(9/30/18)	(4/1/18 to 9/30/18)*
Actual
Class A	$1,000.00	$1,063.80	$8.54
Class I	$1,000.00	$1,065.40	$7.25
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,016.80	$8.34
Class I	$1,000.00	$1,018.05	$7.08

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratios of 1.65% and 1.40% for Class A and Class I, respectively, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – The Covered Bridge Fund*

In connection with a meeting held on August 21-22, 2018, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Stonebridge Capital Advisors, LLC (“SCA”) and the Trust, with respect to The Covered Bridge Fund (“Covered Bridge”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Covered Bridge and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that SCA was founded in 1997 as a registered investment adviser servicing institutional and high net worth investors, and that its principals had extensive experience in portfolio management, research, equity trading, marketing and fund administration. The Board discussed SCA’s disciplined option writing strategy, which used proprietary analysis to target industries and sectors that SCA believed were on the rise, and employed various option strategies over a portion of the portfolio to attempt to protect it in declining markets. The Board noted that SCA selected and reviewed its broker dealers in accordance with its best execution policies and procedures. The Board expressed its satisfaction with SCA’s veteran investment team and expertise with complex investment strategies that involved deep and continuous research. The Board appreciated SCA’s willingness to add resources to support Covered Bridge, and concluded that SCA should continue to provide high quality services to Covered Bridge and its shareholders.

Performance. The Board noted that Covered Bridge had a 4-star Morningstar rating and significantly outperformed its peer group and Morningstar category over the 1-year period while underperforming the benchmark S&P 500 TR Index for the same period. The Board further noted that in the three-year and since inception period, Covered Bridge outperformed the peer group and Morningstar category, but still underperformed the benchmark. The Board observed that Covered Bridge ranked in the top quartiles for the 1-year and 3-year periods compared to the Morningstar category, and that SCA believed Covered Bridge had performed according to expectations since inception. The Board discussed that stock selection and option overlays allowed Covered Bridge to perform well in the observed periods, and that Covered Bridge’s underperformance relative to equity-only strategies was not unexpected. The Board noted that SCA had done a commendable job of investing in high dividend paying stocks, producing income, and employing an option risk overlay with less volatility than the equity market. Although past performance is not predictive of future returns, the Board concluded that SCA had provided reasonable results to Covered Bridge and its shareholders.

Fees and Expenses. The Board remarked that SCA’s 1.00% advisory fee was higher than the averages and medians of its peer group and Morningstar category, but below the peer group high of 1.20% and well-below the Morningstar category high of 1.75%. It further noted that Covered Bridge’s 1.45% net expense ratio was also higher than the peer group and Morningstar category averages and medians, but below the peer group high of 1.50% and well-below the Morningstar category high of 2.61%. The Board discussed that SCA explained that its advisory fee was higher than its peers because Covered Bridge utilized individual equity options on each position, which was labor intensive, whereas many of the other funds in the peer group used index products for their option writing strategy. The Board reviewed SCA’s position that Covered Bridge’s expense ratio was higher than its peer group due to Covered Bridge’s limited asset size. Given these considerations, the Board concluded that SCA’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed Covered Bridge’s size and its prospects for growth, concluding that it had not yet achieved meaningful economies of scale that would justify the implementation of breakpoints. It noted that SCA agreed that, as Covered Bridge grew and SCA achieved material economies of scale related to the services it provided, SCA would be willing to discuss implementing breakpoints. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Board reviewed SCA’s profitability analysis in connection with its management of Covered Bridge, and acknowledged that SCA had earned a modest profit managing Covered Bridge but the profit, both in actual dollars and as a percent of total fees, appeared reasonable. The Board concluded, therefore, that SCA’s profitability was not excessive.

Conclusion. Having requested and received such information from SCA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of independent counsel, the Board concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of Covered Bridge and its shareholders.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Covered Bridge Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2018, the Trust was comprised of 33 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

9/30/18-NLFT III-v3

The Covered Bridge Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006- 2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-525-2151.

9/30/18-NLFT III-v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-525-2151 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-525-2151.

INVESTMENT ADVISER
Stonebridge Capital Advisors, LLC
2550 University Avenue West, Suite 180 South
Saint Paul, Minnesota 55114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $13,000

2017 – $13,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $2,200

2017 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

2017 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/7/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, President/Principal Executive Officer

Date 12/7/18

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer/Principal Financial Officer

Date 12/7/18